                                                                   EXHIBIT 10.14

                               SUMMARY IN ENGLISH

Sale Agreement entered into as of September 1, 1999 between 9080-9823 Quebec inc. and GEXFO Investissements Technologiques inc.

TRANSACTION:             GEXFO Investissements Technologiques inc. ("GEXFO")
                         sells, assigns and transfers to 9080-9823 Quebec Inc.
                         ("9080-9823") the following assets:

                         -    pre-paid expenses: CDN$26,000;

                         -    investments: CDN$3,001,900, including a
                              CDN$2,000,000 advance to EXFO Electro-Optical Engineering Inc.;

                         -    buildings: CDN$1,868,000.

                         In addition, 9080-9823 assumes debts of GEXFO totalling CDN$52,900.

PRICE: CDN$4,844,100 paid by the issuance to GEXFO of 4,844,100 Class "B" Shares of 9080-9823.

GOVERNING LAW:           Laws of the Province of Quebec, Canada.

________________________________________________________________________________


            CONTRAT DE VENTE INTERVENU EN DATE DU 1er SEPTEMBRE 1999

________________________________________________________________________________

INTERVENU ENTRE:         9080-9823 QUEBEC INC., compagnie legalement constituee,
                         ayant son siege social au 465, rue Godin, Vanier,
                         Quebec, province de Quebec, G1M 3G7, agissant et
                         representee aux presentes par son president, monsieur
                         Germain Lamonde, dument autorise tel qu'il le declare;

                         (Ci-apres designee l'"Acheteur")


ET: GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC., compagnie legalement constituee, ayant son siege social au 465, rue Godin, Vanier, Quebec, province de Quebec, G1M 3G7, agissant et representee aux presentes par son president, monsieur Germain Lamonde, dument autorise tel qu'il le declare;

                         (Ci-apres designee le "Vendeur")

1.   LES PARTIES CONVIENNENT DE CE QUI SUIT :

     1.1 Le Vendeur vend, cede et transfert a l'Acheteur, ce acceptant, les actifs suivants, meubles et immeubles, avec garantie legale, sous reserve des dispositions du paragraphe 5.1.3, et assume les dettes suivantes du Vendeur a l'entiere exoneration du Vendeur, aux prix, conditions et modalites ci-apres convenus :

          Actif a court terme
               Frais payes d'avance                                       26 000
          Placements
               Avance a EXFO Ingenierie                  2 000 000
               Comptes de placements en fonds mutuels     951 000
               Depots a long terme                         50 000      3 001 900
                                                        ---------

          Immeubles
               Immeuble rue Godin                         818 000
               Immeuble rue Nolin                       1 050 000      1 868 000
                                                        ---------


          Dette assumee
               Taxes a remettre              12 000
               Taxes sur le capital          23 500
               Autres dettes                 16 400              51 900
                                             ------              ------

          Ces biens etant ci-apres designes "les Actifs et les dettes". Tel et dans l'etat ou le tout se trouve a la date des presentes, sans aucune restriction ou reserve de la part du Vendeur et sans plus ample inventaire.

     1.2 Il existe un lien de dependance entre le Vendeur et l'Acheteur au sens qui est donne a cette expression dans la Loi de l'impot sur le revenu (Canada) et dans la Loi sur les impots (Quebec).

     1.3 Le Vendeur et l'Acheteur ont l'intention de transferer les Actifs pour une contrepartie egale a la juste valeur marchande des Actifs au et a cette fin, le prix de vente dont il est fait mention ci-dessous reflete ce que le Vendeur et l'Acheteur considerent etre la juste valeur marchande des Actifs a la date des presentes.

     1.4 Le Vendeur et l'Acheteur conviennent de plus que le prix de vente dont il est fait mention ci-dessous pourra etre rajuste selon la valeur etablie par les autorites fiscales federale ou provinciale ou par les tribunaux competents, le cas echeant.

     1.5 Le Vendeur et l'Acheteur desirent egalement que cette vente soit soumise aux termes et conditions ci-apres mentionnes et notamment aux dispositions de roulement contenues dans la Loi de l'impot sur le revenu (Canada) et dans la Loi sur les impots (Quebec).

2.   PRIX DE VENTE :

     2.1 La presente vente est faite pour la consideration totale de quatre millions huit cent quarante-quatre mille cent dollars (4 844 100 $) ventilee et payable par l'emission et la repartition au Vendeur de quatre millions huit cent quarante-quatre mille cent (4 844 100) actions categorie B emises par l'Acheteur a meme son capital-actions pour un capital verse total de quatre millions huit cent quarante-quatre mille cent dollars (4 844 100 $), ayant les caracteristiques suivantes :

          a)   votantes;
          b)   non-participantes;
          c)   rachetables au gre des detenteurs ou de la compagnie;
          d)   donnant droit a un dividende non cumulatif de 1/6 de 1% par mois.

     2.2 Le Vendeur declare avoir recu le certificat numero B-1 representant les 4 844 100 actions categorie "B" du capital-actions de l'Acheteur et dont quittance pour autant.

     2.3 Les parties conviennent que la repartition du prix de vente entre les divers elements d'actif et de passif sera confirmee sur la base des etats financiers du Vendeur au 31 aout 1999. Dans les 180 jours suivant la date de la signature des presentes, le Vendeur et l'Acheteur devront confirmer le prix de vente des elements d'actif et de passif, la portion du prix de vente mentionnee a l'article 2.1, la valeur de rachat des actions de categorie "B" et la repartition du prix de vente.

3.   ROULEMENT

     3.1 Le Vendeur et l'Acheteur declarent expressement se prevaloir des dispositions de roulement contenues au paragraphe 85(1) de la Loi de l'impot sur le revenu (Canada) et l'article 518 de la Loi sur les impots (Quebec) et s'engagent de plus a signer tout document et a faire toute chose necessaire aux fins de se conformer aux exigences de ces lois a cet egard.

     3.2 Le Vendeur et l'Acheteur conviennent de plus que le montant ou la somme convenue en vertu des dispositions de roulement sera egal au cout indique du bien, au sens qui est donne a cette expression dans la Loi de l'impot sur le revenu (Canada) ou la Loi sur les impots (Quebec).

     3.3 En raison du lien de dependance qui existe entre le Vendeur et l'Acheteur, il est entendu et convenu que si la juste valeur marchande des Actifs vendus par les presentes, telle qu'etablie par les autorites fiscales competentes, soit le ministere du Revenu national (Canada) et le ministere du Revenu (Quebec), ou par les tribunaux competents dans le cas ou le litige serait porte par les parties devant ces tribunaux, differait de la valeur de la contrepartie qui est stipulee a l'article 2 des presentes, ou si la valeur de realisation des biens transferes etait differente de celle prevue a l'article 2 des presentes, alors l'Acheteur apportera les corrections appropriees en modifiant la valeur de rachat en raison du choix effectue conformement aux dispositions du paragraphe 123.49 de la Loi sur les compagnies du Quebec (26(3) de la Loi canadienne sur les societes par actions), soit :

          a) en l'(les) augmentant de facon a tenir compte de la difference qui pourra exister dans le cas ou la juste valeur marchande etablie par les autorites fiscales ou les tribunaux competents, selon le cas, serait plus elevee que le prix indique a l'article 2; ou

          b) en le(les) diminuant de facon a tenir compte de la difference qui pourra exister dans le cas ou la juste valeur marchande etablie par les autorites fiscales ou les tribunaux competents, selon le cas, serait moindre que le prix indique a l'article 2.

     3.4 En raison du lien de dependance qui existe entre le Vendeur et l'Acheteur, il est egalement entendu et convenu que si la valeur marchande des Actifs vendus par les presentes, telle qu'etablie par les autorites fiscales competentes, soit le ministere du Revenu national (Canada) et le ministere du Revenu (Quebec), ou par les tribunaux competents dans le cas ou le litige serait porte par les parties devant ces tribunaux, differait de la valeur indiquee sur les formules de roulement appropriees, l'Acheteur et le Vendeur s'engagent a modifier et amender ces formules de facon a se conformer a la decision des autorites fiscales ou des tribunaux competents selon le cas.

     3.5 Le Vendeur et l'Acheteur declarent expressement se prevaloir du choix offert en vertu de l'article 85(1) de la Loi de l'impot sur le revenu (Canada) ainsi que de l'article 518 de la Loi sur les impots (Quebec) et s'engagent de plus a signer tout document et a faire toute chose necessaire aux fins de se conformer aux exigences de cette loi a cet egard.

4.   TAXES

     4.1 Toute taxe de vente qui pourrait etre exigible en raison des presentes sera acquittee par l'Acheteur. En raison du lien de dependance qui existe entre le Vendeur et l'Acheteur, le Vendeur convient de faire tout ce qui sera requis, de concert avec l'Acheteur, pour que l'Acheteur soit exempte du paiement de la T.P.S. et de la T.V.Q. a l'egard de la presente vente.

5.   REPRESENTATIONS ET GARANTIES DE L'ACHETEUR:

     5.1  L'Acheteur represente et garantit ce qui suit:

          5.1.1. L'Acheteur est une compagnie subsistante et valide, legalement constituee par certificat de constitution sous l'autorite des lois de la province de Quebec et possedant le pouvoir d'acheter les biens vendus.

          5.1.2 Le conseil d'administration a regulierement et validement autorise l'execution de la presente transaction.

          5.1.3 Il a vu et examine a son entiere satisfaction les Actifs et les Dettes, s'en declare satisfait et n'exige aucune garantie quant a la qualite et l'etat desdits Actifs et Dettes. De plus, l'Acheteur accepte que l'hypotheque publiee au Bureau de la publicite des droits de la circonscription fonciere de Quebec sous le numero 1605884 continue de grever l'immeuble vendu jusqu'a l'echeance des obligations qu'elle garantit, obligations qui toutefois continuent a etre acquittees par le Vendeur.

6.   DECLARATION DU VENDEUR

     6.1  Le Vendeur, par les presentes, declare et garantit a l'Acheteur :

          6.1.1 que le Vendeur est une compagnie subsistante et valide, legalement constituee par certificat de constitution sous l'autorite des lois de la province de Quebec et possedant le pouvoir de vendre les biens vendus ;

          6.1.2 qu'aucune personne, entreprise ou corporation n'a de convention ou option ou droits susceptibles de devenir une convention ou option pour l'achat de tout ou d'une partie des Actifs ;

          6.1.3 qu'il n'y a aucune reclamation, action, poursuite ou procedure intentee, pendante ou menacee contre le Vendeur qui peut ou qui pourrait affecter les droits du Vendeur, son titre ou interet dans les Actifs ou dans toute partie de ceux-ci ;

          6.1.4 qu'il a obtenu l'autorisation de ses creanciers, lorsque requis, aux fins des presentes.

     6.2 Les representations et garanties enoncees au paragraphe 6.1 des presentes auront force au-dela de la date des presentes et demeureront en vigueur pour le benefice de l'Acheteur et ses ayants-droits.

7.   POSSESSION ET PROPRIETE DE L'ACHETEUR

     7.1 L'Acheteur est considere avoir la possession physique et legale, ainsi que la propriete de tout ce qui fait l'objet de la presente vente a compter du 1er septembre 1999.

8.   AJUSTEMENTS

     8.1 Les parties conviennent d'effectuer les ajustements d'usage comme en date des presentes. Si d'autres ajustements sont necessaires, ils seront effectues comme a la meme date.

     8.2 Aucune representation ou garantie faite par le Vendeur contenue au present contrat ou autrement faite par le Vendeur en rapport avec la transaction enoncee aux presentes, ne contient une fausse declaration de faits ou n'omet d'enoncer un fait necessaire pour eviter que telle transaction n'induise en erreur.

9.   CONTRAT DE VENTE D'IMMEUBLE

     9.1 Aux seules fins de la publicite fonciere et sans pour autant alterer les dispositions des presentes quant a la vente des Actifs et l'assumation des Dettes, les parties conviennent de signer une convention de vente d'immeuble distincte simultanement a la signature des presentes.

10.  CLAUSES INTERPRETATIVES

     10.1 Selon que le contexte le requerra, tout mot ecrit au singulier comprend aussi le pluriel et vice versa, et tout mot ecrit au genre masculin comprend aussi le genre feminin.

     10.2 Le present contrat est regi par les Lois de la province de Quebec.

     10.3 Le present contrat lie les Parties aux presentes, leurs representants legaux et ayants-droits.

     10.4 Chacun des articles ou paragraphes du present contrat sera interprete separement et l'invalidite de l'un d'entre eux n'aura pas pour effet d'invalider la totalite de ce contrat.

     10.5 Les titres des articles et paragraphes du present contrat n'y sont inseres que pour faciliter la lecture et ne peuvent servir a l'interpreter.

EN FOI DE QUOI, les parties aux presentes ont signe le present contrat a Quebec, province de Quebec, le 1er septembre 1999.


LE VENDEUR :                      GEXFO INVESTISSEMENTS
                                  TECHNOLOGIQUES INC.
                                  Par :


                                  Germain Lamonde
                                  ----------------------------------------
                                  Germain Lamonde, president


L'ACHETEUR :                      9080-9823 QUEBEC INC.
                                  Par :


                                  Germain Lamonde
                                  ----------------------------------------
                                  Germain Lamonde, president

                      CONVENTION DE VENTE SOUS SEING PRIVE

ENTRE : GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC., personne morale de droit prive, legalement constituee en vertu de la Partie 1A de la Loi sur les compagnies, ayant son siege social au 465, rue Godin, Vanier, province de
                         Quebec, G1M 3G7, agissant aux presentes et ici representee par monsieur Germain Lamonde, president, dument autorise aux fins des presentes en vertu d'une resolution des administrateurs datee du 1er septembre
                         1999 ;

                         (Ci-apres nommee le "Vendeur")

ET : 9080-9823 QUEBEC INC., personne morale de droit prive, legalement constituee en vertu de la Partie 1A de la
                         Loi sur les compagnies, ayant son siege social au 465, rue Godin, Vanier, province de Quebec, G1M 3G7, agissant aux presentes et ici representee par monsieur
                         Germain Lamonde, president, dument autorise aux fins des presentes en vertu d'une resolution des administrateurs datee du 1er septembre 1999 ;

                         (Ci-apres nommee l'"Acheteur")

ATTENDU que les parties ont signe ce jour une convention de vente d'actifs et d'assumation de dettes ;

ATTENDU qu'aux seules fins de publicite fonciere et sans pour autant alterer les dispositions de la susdite convention de vente d'actifs et d'assumation de dettes, les parties ont convenu de signer et d'executer la presente convention de vente ;

EN CONSEQUENCE, LES PARTIES CONVIENNENT DE CE QUI SUIT :

1.   OBJET

     1.1 Le Vendeur vend a l'Acheteur, ce acceptant, l'immeuble ci-apres designe :

                                   Designation

          1.1.1 Un immeuble connu et designe comme etant forme des lots suivants :

                 - Le lot originaire numero QUATRE MILLE QUATRE CENT VINGT-TROIS
                 (4423) du cadastre officiel de la paroisse de Saint-Sauveur, circonscription fonciere de Quebec.

                 - Le lot originaire numero CINQ MILLE QUATRE CENT VINGT-ET-UN
                 (5421) du cadastre officiel de la paroisse de Saint-Sauveur, circonscription fonciere de Quebec.

                 Avec batisse dessus construite, portant le numero civique 436, rue Nolin, a Ville de Vanier, province de Quebec, G1M 1E7, circonstances et dependances.

          1.1.2 Un immeuble connu et designe comme etant forme des lots suivants :

                 - La subdivision TROIS du lot originaire numero QUATRE MILLE SEPT CENT VINGT-SIX (4726-3) du cadastre officiel de la paroisse de Saint-Sauveur, circonscription fonciere de Quebec.

                 - Le lot originaire numero QUATRE MILLE QUATRE CENT NEUF (4409) du cadastre officiel de la paroisse de Saint-Sauveur, circonscription fonciere de Quebec.

                 - La subdivision DEUX du lot originaire numero CINQ MILLE TROIS CENT SOIXANTE-TREIZE (5373-2) du cadastre officiel de la paroisse de Saint-Sauveur, circonscription fonciere de Quebec.

                 Avec batisse dessus construite, portant le numero civique 465, avenue Godin, a Ville de Vanier, province de Quebec, G1M 3G7, circonstances et dependances.

2.   PRIX

     2.1 La presente vente est faite pour le prix de un million huit cent soixante-huit mille dollars (1 868 000 $), reparti et payable par l'emission et la repartition au Vendeur de un million huit cent soixante-huit mille (1 868 000) actions categorie B emises par l'Acheteur a meme son capital-actions et d'une valeur de 1,00 $ chacune, ayant les caracteristiques suivantes :

          a)   votantes ;
          b)   non-participantes ;
          c)   rachetables au gre des detenteurs ou de la compagnie ;
          d)   donnant droit a un dividende non cumulatif de 1/6 de 1% par mois.

     2.2  Le prix de vente est reparti comme suit :

          2.2.1  Immeuble rue Nolin (art. 1.1.1)

                 Terrain :           200 000 $
                 Batisses :          850 000 $

          2.2.2  Immeuble rue Godin (art. 1.1.2)

                 Terrain :           200 000 $
                 Batisses :          684 000 $


     2.3 Le Vendeur declare avoir recu le certificat numero B-1 representant les actions categorie "B" du capital-actions de l'Acheteur et dont quittance pour autant.

3.   SERVITUDE ET BAUX

     3.1 Le lot numero 4423 ci-avant designe est greve d'une servitude et de deux baux publies au Bureau de la publicite des droits de la circonscription fonciere de Quebec respectivement sous les numeros 1212738, 1465274 et 1461580, ladite servitude et lesdits baux etant mentionnes a l'acte d'hypotheque ci-apres decrit.

4.   HYPOTHEQUE

     4.1 Le lot numero 4423 ci-avant designe est greve d'une hypotheque en faveur de la Banque Nationale du Canada pour un montant de 1 100 000,00 $, laquelle a ete publiee le 10 avril 1996 au Bureau de la publicite des droits de la circonscription fonciere de Quebec sous le numero 1605884, recue devant Me Vallier Villeneuve, notaire, le 9 avril 1996.

     4.2 L'Acheteur accepte que l'hypotheque susdite continue de grever l'immeuble jusqu'a l'echeance des obligations qu'elle garantit, obligations qui toutefois continuent a etre acquittees par le Vendeur.

5.   GARANTIE


     5.1 La presente vente est faite avec garantie legale mais sans aucune garantie quant a la qualite et l'etat des immeubles vendus et sous reserve de l'hypotheque mentionnee a l'article 4.1 ci-devant.

6.   POSSESSION

     6.1 L'Acheteur devient proprietaire de l'immeuble a compter du 1er septembre 1999 et avec possession et delivrance a compter de la meme date.

7.   L'ORIGINE DU DROIT DE PROPRIETE

     7.1  Le Vendeur est proprietaire de l'immeuble vendu comme suit :

          7.1.1. Il est proprietaire du lot 5421 du susdit cadastre pour l'avoir acquis de Ville de Vanier, suivant acte recu devant Mme Sylvie Villeneuve, notaire, le 3 decembre 1998, sous le numero 857 de ses minutes et publie au Bureau de la publicite des droits de la circonscription fonciere de Quebec sous le numero 1 690 315;

          7.1.2 Il est proprietaire des lots 5373-2 et 4726-3 du susdit cadastre pour les avoir acquis de Ville de Vanier,

          7.1.3 Il est proprietaire du lot 4409 du susdit cadastre pour l'avoir acquis de la Banque Royale du Canada, suivant acte recu devant Me Gaston Lacoursiere, notaire, le 6 decembre 1991, sous le numero 18223 de ses minutes et publie au Bureau de la publicite des droits de la circonscription fonciere de Quebec le 9 decembre 1991, sous le numero 1443968.

8.   ROULEMENT

     8.1 Le Vendeur et l'Acheteur declarent expressement se prevaloir des dispositions de roulement contenues au paragraphe 85(1) de la Loi de l'impot sur le revenu (Canada) et a l'article 518 de la Loi sur les impots (Quebec) et s'engagent de plus a signer tout document et a faire toute chose necessaire aux fins de se conformer aux exigences de ces lois a cet egard.

     8.2 Le Vendeur et l'Acheteur conviennent de plus que le montant ou la somme convenue en vertu des dispositions de roulement sera egal au cout indique du bien, au sens qui est donne a cette expression dans la Loi de l'impot sur le revenu (Canada) ou la Loi sur les impots (Quebec).

     8.3 En raison du lien de dependance qui existe entre le Vendeur et l'Acheteur, il est entendu et convenu que si la juste valeur marchande de l'immeuble vendu par les presentes, telle qu'etablie par les autorites fiscales competentes, soit le ministere du Revenu national (Canada) et le ministere du Revenu (Quebec), ou par les tribunaux competents dans le cas ou le litige serait porte par les parties devant ces tribunaux, differait de la valeur de la contrepartie qui est stipulee au paragraphe 2 des presentes, ou si la valeur de realisation des biens transferes etait differente de celle prevue au paragraphe 2 des presente, alors l'Acheteur apportera les corrections appropriees en modifiant le compte de surplus cree en raison du choix effectue conformement aux dispositions du paragraphe 123.49 de la Loi sur les compagnies du Quebec (26(3) de la Loi canadienne sur les societes par actions), soit :

          a) en l'(les) augmentant de facon a tenir compte de la difference qui pourra exister dans le cas ou la juste valeur marchande etablie par les autorites fiscales ou les tribunaux competents, selon le cas, serait plus elevee que le prix indique a l'article 2 ; ou

          b) en le(les) diminuant de facon a tenir compte de la difference qui pourra exister dans le cas ou la juste valeur marchande etablie par les autorites fiscales ou les tribunaux competents, selon le cas, serait moindre que le prix indique a l'article 2.

     8.4 En raison du lien de dependance qui existe entre le Vendeur et l'Acheteur, il est egalement entendu et convenu que si la valeur marchande de l'immeuble vendu par les presentes, telle qu'etablie par les autorites fiscales competentes, soit le ministere du Revenu national (Canada) et le ministere du Revenu (Quebec), ou par les tribunaux competents dans le cas ou le litige serait porte par les parties devant ces tribunaux, differait de la valeur indiquee sur les formules de roulement appropriees, l'Acheteur et le Vendeur s'engagent a modifier et amender ces formules de facon a se conformer a la decision des autorites fiscales ou des tribunaux competents selon le cas.

     8.5 Le Vendeur et l'Acheteur declarent expressement se prevaloir du choix offert en vertu de l'article 22 de la Loi de l'impot sur le revenu (Canada) ainsi que de l'article 184 de la Loi sur les impots (Quebec) et s'engagent de plus a signer tout document et a faire toute chose necessaire aux fins de se conformer aux exigences de cette loi a cet egard.

9.   MECANISMES ET RAJUSTEMENT DE PRIX DE VENTE :

     9.1 Les parties declarent avoir fait l'evaluation de l'immeuble presentement vendu de bonne foi et elles desirent transiger a la juste valeur marchande.

     9.2 Vu les liens de dependance existant entre le Vendeur et l'Acheteur, les parties conviennent que si la juste valeur marchande de l'immeuble faisant l'objet de la presente cession, telle que determinee suite a une cotisation d'impot, differait de la consideration ci-dessus stipulee, sous reserve du droit des parties de contester devant les tribunaux l'evaluation des autorites fiscales, elles reajusteront cette consideration pour qu'elle soit conforme a la juste valeur marchande determinee, en augmentant ou, selon le cas, en diminuant le nombre d'actions emises en paiement du prix ou, dans le cas ou une prime est prevue lors du rachat, en augmentant ou selon le cas, en diminuant la prime prevue pour le rachat par action emise en paiement du prix, le tout de facon a ce que le nombre de ces actions ajuste, multiplie par le montant paye sur chacune d'elles corresponde a la valeur telle qu'elle a ete ajustee, ou encore, dans le cas ou une prime est prevue lors du rachat, de facon a ce que le nombre de ces actions multiplie par la prime rajustee et par le montant paye sur chacune d'elles, corresponde a la valeur, telle qu'elle a ete ajustee. Les parties conviennent de plus de faire toute autre chose pour rendre executoire cet ajustement et notamment d'ajuster tout paiement effectue en fonction du montant repute paye sur lesdites actions et de faire le paiement ou le remboursement qui s'impose a la suite de cet ajustement.

     9.3 Il est entendu que l'ajustement prevu ci-dessus ne sera execute que lorsque les parties auront epuise tous les recours en revision ou en appel des decisions desdites autorites fiscales, ou encore lorsque les parties auront convenu de ne pas se prevaloir de tels recours.

     9.4 Le Vendeur et l'Acheteur s'engagent de plus a faire les ajustements qui s'imposent relativement aux dividendes, soit en payant des dividendes sur les actions additionnelles emises ou en remboursant la societe des dividendes recus sur les actions annulees par la suite de ce rajustement, selon le cas, ou, dans le cas ou une prime est prevue lors du rachat, en payant la partie des dividendes qui aurait du etre payee lors de l'emission de tel dividende si les actions avaient alors ete ajustees de la prime augmentee de la facon prevue ci-avant ou en remboursant la societe de la partie de dividendes recus en trop du au fait que les actions n'avaient pas alors ete ajustees de la prime diminuee de la facon prevue ci-avant.

     9.5 Les parties conviennent de signer tout document pour donner plein et entier effet a la clause de rajustement ci-dessus.

    10.   AJUSTEMENTS

    10.1 Les parties declarent avoir fait entre elles les ajustements d'usage comme en date du 1er septembre 1999. Si d'autres ajustements sont necessaires, ils seront egalement faits comme en date du 1er septembre 1999.

11.  OBLIGATIONS

     11.1 L'Acheteur s'oblige et s'engage envers le Vendeur a ce qui suit :

          11.1.1. Prendre l'immeuble dans l'etat dans lequel il se trouve, declarant l'avoir vu et examine a sa satisfaction ;

          11.1.2 Payer tous les impots fonciers echus et a echoir, y compris la proportion de ceux-ci pour l'annee courante a compter du 1er septembre 1999 et aussi payer, a compter de la meme date, tous les versements en capital et interets a echoir sur toutes les taxes speciales imposees avant ce jour dont le paiement est reparti sur plusieurs annees.

12.  TPS et TVQ

     12.1 Les parties declarent que la valeur de la contrepartie taxable aux fins de la Loi sur la taxe d'accise est de un million huit cent soixante-huit mille dollars (1 868 000 $), et aux fins de la Loi sur la taxe de vente du Quebec est de un million neuf cent quatre-vingt-dix-huit mille sept cent soixante dollars (1 998 760 $). La TPS represente une somme de cent trente mille sept cent soixante dollars (130 760 $) et la TVQ represente une somme de cent quarante neuf mille neuf cent sept dollars (149 907 $).

     12.2 L'Acheteur declare que ses numeros d'inscription de TPS et de TVQ sont les suivants :

          TPS : 143129179
          TVQ : 1022709506TQ0001

          et que ces inscriptions n'ont pas ete annulees, ni ne sont en voie de l'etre.

          En consequence, la responsabilite relative a la perception de la TPS et de la TVQ relative a la presente vente est supportee par l'Acheteur.

          Cependant, en raison du lien de dependance qui existe entre le Vendeur et l'Acheteur, les parties conviennent de faire tout ce qui est necessaire pour que l'Acheteur soit exempte du paiement de la TPS et de la TVQ et de signer tout document utile ou necessaire a cet effet.

     12.3 Les parties font ces declarations sollennelles les croyant consciencieusement vraies et sachant qu'elles ont la meme force et effet que si elles etaient faites sous serment en vertu de la Loi sur la preuve au Canada.

13. DECLARATIONS RELATIVES A LA LOI CONCERNANT LES DROITS SUR LES TRANSFERTS DE TERRAINS

     13.1 L'Acheteur declare ne pas etre un cessionnaire au sens de ladite loi.

14. DECLARATION DES PARTIES RELATIVE AUX MENTIONS EXIGEES EN VERTU DE LA LOI CONCERNANT LES DROITS DE MUTATIONS IMMOBILIERES

     14.1 L'Acheteur et le Vendeur declarent que :

          14.1.1 L'Acheteur est 9080-9823 QUEBEC INC., personne morale de droit prive, legalement constituee en vertu de la Partie 1A de la Loi sur les compagnies, ayant son siege au 465, rue Godin, Vanier, province de Quebec, G1M 3G7, agissant aux presentes et ici representee par monsieur Germain Lamonde, president, dument autorise aux fins des presentes en vertu d'une resolution des administrateurs datee du 1er septembre 1999 ;

          14.1.2 Le Vendeur est GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC., personne morale de droit prive, legalement constituee en vertu de la Partie 1A de la Loi sur les compagnies, ayant son siege au 465, rue Godin, Vanier, province de Quebec, G1M 3G7, agissant aux presentes et ici representee par monsieur Germain Lamonde, president, dument autorise aux fins des presentes en vertu d'une resolution des administrateurs datee du 1er septembre 1999 ;

          14.1.3 Le bien faisant l'objet du present transfert est situe sur le territoire de la Ville de Vanier ;

          14.1.4 Le bien faisant l'objet du transfert n'est qu'un immeuble corporel et ledit transfert ne comprend pas de meubles qui sont a demeure, materiellement attaches ou reunis a l'immeuble sans perdre leur individualite et sans y etre incorpores et qui dans l'immeuble servent a l'exploitation d'une entreprise ou a la poursuite d'activites tel que visees a l'article 1.0.1 de la Loi ;

          14.1.5 Le montant de la contrepartie pour le transfert de l'immeuble situe au civique 436, rue Nolin, a Ville de Vanier, province de Quebec, G1M 1E7, designe a l'article 1.1.1, est selon les parties de un million cinquante mille dollars (1 050 000 $) ;

          14.1.6 Le montant constituant la base d'imposition du droit de mutation pour cet immeuble est selon les parties de un million cinquante mille dollars (1 050 000 $) ;

          14.1.7 Le montant du droit de mutation pour cet immeuble est selon les parties de quatorze mille deux cent cinquante dollars (14 250 $) ;

          14.1.8 Le montant de la contrepartie pour le transfert de l'immeuble situe au 465, avenue Godin, a Ville de Vanier, province de Quebec, G1M 3G7, designe a l'article 1.1.2, est selon les parties de huit cent dix-huit mille dollars (818 000 $) ;

          14.1.9 Le montant constituant la base d'imposition du droit de mutation pour cet immeuble est selon les parties de huit cent dix-huit mille dollars (818 000 $) ;

          14.1.10 Le montant du droit de mutation pour cet immeuble est selon les parties de dix mille sept cent soixante-dix dollars
                  (10 770 $) ;

          14.1.11 L'Acheteur est une filiale du Vendeur et, par consequent, il beneficie de l'exoneration du paiement du droit de mutation en vertu de l'article 19 d) de la Loi.

          EN FOI DE QUOI, LES PARTIES ONT SIGNE A QUEBEC, CE 1ER JOUR DE SEPTEMBRE 1999.

          Le Vendeur :
          GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC.
          Par :

          /s/ Germain Lamonde
          _________________________________
          Germain Lamonde, president


          L'Acheteure :
          9080-9823 QUEBEC INC.
          Par :

          /s/ Germain Lamonde
          _________________________________
          Germain Lamonde, president


                            ATTESTATION DE L'AVOCAT

          Je, soussigne, Me Louis Rochette, avocat, domicilie et residant au 236, rue du Grand-Hunier, Saint-Agustin-de-Desmaures, province de Quebec, G3A 2J2, atteste ce qui suit :

          1.   J'ai verifie l'identite, la qualite et la capacite des parties ;

          2.   L'acte est valide quant a sa forme ;

          3.   L'acte traduit la volonte esprimee par les parties ;

          4.   Les titres du Vendeur sont deja valablement publies.


          ATTESTE A QUEBEC, le 1er jour de septembre 1999.

          /s/ Louis Rochette
          _________________________________
          Louis Rochette, avocat
          LAVERY, DEBILLY
          925, CHEMIN ST-LOUIS, BUREAU 500
          Quebec Qc G1S 1C1